

2018

2nd Quarter Report

FIRST GUARANTY BANCSHARES, INC.

www.fgb.net

A Message to Our Shareholders

Dear Shareholders,

The second quarter of 2018 marked our 100th consecutive quarterly dividend. The second quarter of 2018 also provided an incredibly strong foundation to propel us into our next 100 quarters. We continued our progress toward a fortress balance sheet with net income of $4,597,000 compared to $2,932,000 for the second quarter of 2017, an increase of 57%. Our loan portfolio grew to a total of $1,174,141,000, $59.4 million more than June 30, 2017. Loan interest income for the second quarter of 2018 increased to $15,919,000 compared to $12,826,000 for the second quarter 2017, an increase of 24%. Our net interest margin grew to 3.44% compared to 3.33% as of June 30, 2017.

As we have acted decisively to increase loan interest income during the present rising interest rate market, yields have risen. The six month average loan yield for the first half of 2018 was 5.39% compared to 5.08% for the same period in 2017. For the second quarter of 2018, the average loan yield was 5.50% compared to 5.10% for the second quarter of 2017. In addition to increasing the yields, we have stressed floating rates on new loans and have been successful in moving loans from fixed rates to floating rates as loans mature or are otherwise changed in structure.

Retained earnings increased to $49,844,000 as of June 30, 2018 from $41,608,000 as of June 30, 2017. Our asset quality increased significantly as the non-performing assets decreased to $10,496,000 as of June 30, 2018 compared to $14,670,000 as of December 31, 2017. Likewise, the Texas ratio at the Holding Company level was an incredibly strong 6.76% compared to 14.34% as of June 30, 2017.

We are steadily and surely building a rock solid financial institution with strong capital, strong earnings, and good asset quality. We are steadily enhancing shareholder value through increased share value and dividend income.

We look forward to the next 100 quarters.

Thank you for your continued support.

Sincerely,

Alton B. Lewis
Chief Executive Officer/President
First Guaranty Bancshares, Inc.
NASDAQ Symbol: FGBI

NASDAQ Symbol: FGBI

We're Social

Consolidated Statements of Condition
(in thousands, except share data)

	June 30, 2018 (unaudited)	June 30, 2017
Assets		
Cash and cash equivalents:		
Cash and due from banks	**$27,639**	$29,129
Federal funds sold	**165**	1,669
Cash and cash equivalents	**27,804**	30,798
Investment securities:		
Available for sale, at fair value	**348,476**	424,735
Held to maturity, at cost (estimated fair value of $109,659 and $94,605, respectively)	**114,044**	95,903
Investment securities	**462,520**	520,638
Federal Home Loan Bank stock, at cost	**2,359**	2,336
Loans held for sale	**639**	1,655
Loans, net of unearned income	**1,174,141**	1,114,784
Less: allowance for loan losses	**10,770**	11,578
Net loans	**1,163,371**	1,103,206
Premises and equipment, net	**38,127**	35,912
Goodwill	**3,472**	4,056
Intangible assets, net	**4,075**	4,702
Other real estate, net	**1,225**	734
Accrued interest receivable	**7,428**	7,257
Other assets	**11,794**	13,629
Total Assets	**$1,722,814**	$1,724,923
Liabilities and Shareholders' Equity		
Deposits:		
Noninterest-bearing demand	**$249,550**	$262,876
Interest-bearing demand	**562,222**	577,797
Savings	**111,987**	104,603
Time	**605,909**	595,375
Total deposits	**1,529,668**	1,540,651
Short-term borrowings	**10,925**	-
Accrued interest payable	**2,457**	2,065
Senior long-term debt	**21,306**	24,242
Junior subordinated debentures	**14,682**	14,647
Other liabilities	**2,577**	3,046
Total Liabilities	**1,581,615**	1,584,651
Shareholders' Equity		
Common stock:[1]		
$1 par value - authorized 100,600,000 shares; issued 8,807,175 shares	**8,807**	8,807
Surplus	**92,268**	92,268
Retained earnings	**49,844**	41,608
Accumulated other comprehensive income (loss)	**(9,720)**	(2,411)
Total Shareholders' Equity	**141,199**	140,272
Total Liabilities and Shareholders' Equity	**$1,722,814**	$1,724,923

[1] *All share amounts have been restated to reflect the ten percent stock dividend paid December 14, 2017 to shareholders of record as of December 8, 2017.*

Consolidated Statements of Income
(in thousands, except share, per share data and percentages)

	For the Three-Month Periods Ended June 30, 2018	2017
	(unaudited)	
Interest Income:		
Loans (including fees)	$15,919	$12,826
Deposits with other banks	31	41
Securities (including FHLB stock)	3,330	3,298
Federal funds sold	-	2
Total Interest Income	19,280	16,167
Interest Expense:		
Demand deposits	2,142	1,360
Savings deposits	92	50
Time deposits	2,290	1,591
Borrowings	472	374
Total Interest Expense	4,996	3,375
Net Interest Income	14,284	12,792
Less: Provision for loan losses	(409)	1,302
Net Interest Income after Provision for Loan Losses	14,693	11,490
Noninterest Income:		
Service charges, commissions and fees	777	571
ATM and debit card fees	531	493
Net (losses) gains on securities	(216)	404
Net gains on sale of loans	129	119
Other	547	410
Total Noninterest Income	1,768	1,997
Noninterest Expense:		
Salaries and employee benefits	5,633	4,593
Occupancy and equipment expense	1,397	1,077
Other	3,647	3,351
Total Noninterest Expense	10,677	9,021
Income Before Income Taxes	5,784	4,466
Less: Provision for income taxes	1,187	1,534
Net Income	4,597	2,932
Per Common Share:[1]		
Earnings	$0.52	$0.35
Cash dividends paid	$0.16	$0.15
Weighted Average Common Shares Outstanding	8,807,175	8,441,581
Return on Average Assets	1.07%	0.74%
Return on Average Common Equity	13.11%	8.98%

[1] *All share amounts have been restated to reflect the ten percent stock dividend paid December 14, 2017 to shareholders of record as of December 8, 2017.*

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Six-Month Periods Ended June 30, 2018	2017
	(unaudited)	
Interest Income:		
Loans (including fees)	$30,783	$25,026
Deposits with other banks	116	60
Securities (including FHLB stock)	6,683	6,701
Federal funds sold	1	2
Total Interest Income	37,583	31,789
Interest Expense:		
Demand deposits	4,118	2,442
Savings deposits	174	86
Time deposits	4,375	3,035
Borrowings	877	740
Total Interest Expense	9,544	6,303
Net Interest Income	28,039	25,486
Less: Provision for loan losses	196	2,013
Net Interest Income after Provision for Loan Losses	27,843	23,473
Noninterest Income:		
Service charges, commissions and fees	1,494	1,133
ATM and debit card fees	1,032	967
Net (losses) gains on securities	(206)	934
Net gains on sale of loans	131	124
Other	895	795
Total Noninterest Income	3,346	3,953
Noninterest Expense:		
Salaries and employee benefits	11,215	9,419
Occupancy and equipment expense	2,738	2,108
Other	6,931	6,488
Total Noninterest Expense	20,884	18,015
Income Before Income Taxes	10,305	9,411
Less: Provision for income taxes	2,107	3,228
Net Income	8,198	6,183
Per Common Share: [1]		
Earnings	$0.93	$0.74
Cash dividends paid	$0.32	$0.30
Book Value Per Common Share	$16.03	$15.93
Weighted Average Common Shares Outstanding	8,807,175	8,405,702
Return on Average Assets	0.95 %	0.79 %
Return on Average Common Equity	11.70 %	9.70 %

[1] *All share amounts have been restated to reflect the ten percent stock dividend paid December 14, 2017 to shareholders of record as of December 8, 2017.*

Bank Officers

Executive Officers

Alton B. Lewis, Jr.*
President and CEO
Guaranty Square

Eric J. Dosch*
Chief Financial Officer
Guaranty Square

Senior Vice Presidents

Glenn A. Duhon, Sr.
Regional Manager
Abbeville

Thomas F. Brothers
Director of Internal Audit

Ronald R. Foshee
Regional Manager
Denham Springs

Adam J. Johnston
Regional Manager
North Lousiana

Mikki M. Kelley
Human Resouce Department Manager

Jordan Montgomery Lewis
Texas Area President

Michael F. Lofaso
Regional Manager
Ponchatoula

Brandon C. Long
Chief Lending Officer

J. Douglas Sanders
Area President
Dallas / Fort Worth / Waco

Ronnie C. Pittman
Special Assets Manager

Desiree B. Simmons
Loan Administration, Marketing & Training

Evan M. Singer
Regional Manager & Director of Mergers & Acquisitions

J. Richard Stark
Operations

Randy S. Vicknair
Chief Credit Officer

Christy L. Wells
Regional Manager
Hammond

Vice Presidents

Charles L. Baggs
Ashley N. Bell
Betty A. Boney
Brenda A. Briscoe
Cheryl Q. Brumfield
Colleen B. Ebarb
Ronald W. Edmonds
Denise D. Fletcher
Hector I. Garcia, CIO
JoEllen K. Juhasz, BSA Officer
Michael D. Knighten
Craig E. Scelfo
Scott B. Schilling
Lisa K. Stoker
D. Lynn Talley
Kristina E. Terry
Michael A. Wiggins

Controller

Eric M. Fuller

Assistant Vice Presidents

James M. Baxter
Darrell D. Bruchhaus
C. Graham Crump
Lance S. Davis
Vanessa R. Drew
Vikki W. Dupaquier
Harrison P. Gill
Kevin J. Foster
Ludrick P. Hidalgo
Leslie A. Hinzman
A. Shane Hughes
Shirley P. Jones
Mandy P. Lee
Keith T. Klein
Dev M. Patel
Tracy D. Perry
John A. Synco

Officers

Rebecca G. Brown
Kenneth M. Byrd
Lauryn H. Coburn
Jeannette N. Ernst
Victor M. Garcia
Rahul R. Patel
Diane Patterson
Kristin M. Williams

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank.

Banking Center Locations

Full-Service Banking Centers

South Louisiana

Abbeville Banking Center
Amite Banking Center
Denham Springs
  Banking Center
Greensburg Banking Center
Hammond Banking Centers:
  First Guaranty Square
  Guaranty West
Independence Banking Center
Jennings Banking Center
Kentwood Banking Center:
  Kentwood
  Kentwood West
Montpelier Banking Center
Ponchatoula Banking Centers:
  Ponchatoula
  Berryland
Walker Banking Center
Watson Banking Center

North Louisiana

Benton Banking Center
Bossier City Banking Center
Dubach Banking Center
Haynesville Banking Center
Homer Banking Center
Oil City Banking Center
Vivian Banking Center

Texas

Denton Banking Center
Fort Worth Banking Center
Garland Banking Center
McKinney Banking Center
Waco Banking Center

ATM Locations

North Louisiana

Benton
  189 Burt Boulevard
Bossier City
  4221 Airline Drive
Dubach
  117 East Hico Street
Haynesville
  10065 Highway 79
Homer
  401 North 2nd Street
  (Homer Memorial Hospital)
Oil City
  126 South Highway 1
Vivian
  102 East Louisiana Ave.

ATM Locations

South Louisiana

Abbeville
  799 West Summers Drive
Amite
  100 East Oak Street
  1014 West Oak Street
Bedico
  28473 Highway 22
  Bedico Supermarket
Denham Springs
  2231 South Range Avenue
Greensburg
  6151 Highway 10
Hammond
  1201 West University Avenue
  2111 West Thomas Street
  400 East Thomas Street
  4 Medical Center Drive
  (North Oaks Medical Center)
  1900 S. Morrison Boulevard
  (North Oaks Rehabilitation Center)
Independence
  455 West Railroad Ave.
Jennings
  500 North Cary
Kentwood
  723 Avenue G
Livingston
  17199 Spring Ranch Road
  (Livingston Parish Medical Ctr.)
Loranger
  19518 Hwy 40
Montpelier
  35651 Highway 16
Ponchatoula
  105 Berryland
  500 West Pine Street
Robert
  22628 Highway 190
Walker
  29815 Walker Rd. S
Watson
  33818 Highway 16

ATM Locations

Texas

McKinney
  8951 Synergy Drive #100
Waco
  7600 Woodway Drive

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009

PRESORTED
FIRST-CLASS MAIL
U.S. POSTAGE PAID
BATON ROUGE, LA
PERMIT NO. 984